UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): May 18, 2017

BECTON, DICKINSON AND COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	001-4802	22-0760120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Becton Drive Franklin Lakes, New Jersey	07417-1880
(Address of principal executive offices)	(Zip Code)

(201) 847-6800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act          ☐

Item 7.01.  Regulation FD Disclosure.

On May 18, 2017, Becton, Dickinson and Company (“BD” or the “Company”) issued notices of redemption for all $1.7 billion outstanding principal amount of its 1.800% Notes due December 15, 2017, 5.000% Notes due May 15, 2019 and 6.375% Notes due August 1, 2019 and the following notes issued by its wholly owned subsidiary, CareFusion Corporation: 3.300% Senior Notes due 2023, 3.875% Senior Notes due 2024, 4.875% Senior Notes due 2044 and 6.375% Senior Notes due 2019.  The redemption price is payable on June 19, 2017.  The Company expects to issue, in one or more registered offerings, both U.S.-denominated and Euro-denominated senior unsecured notes, subject to market and other conditions, the proceeds of which will be used to fund a portion of the cash consideration for its previously announced acquisition of C. R. Bard, Inc. (“Bard”) and the redemption price for each series of notes and to pay accrued interest, related premiums, fees and expenses in connection therewith.

Forward-Looking Statements

This communication contains certain estimates and other “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward looking statements generally are accompanied by words such as “will,” “expect,” “outlook,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target” or other similar words, phrases or expressions and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements regarding BD’s proposed acquisition of Bard and the expected BD financing and the use of proceeds therefrom and other statements that are not historical facts. These statements are based on the current expectations of BD and Bard management and are not predictions of actual performance.

These statements are subject to a number of risks and uncertainties regarding BD and Bard’s respective businesses and the proposed acquisition, and actual results may differ materially. These risks and uncertainties include, but are not limited to, (i) the ability of the parties to successfully complete the proposed acquisition on anticipated terms and timing, (ii) the ability of BD to consummate the financings on a timely basis and reasonable terms and (iii) other factors discussed in BD’s and Bard’s respective filings with the Securities and Exchange Commission.

The forward-looking statements in this document speak only as of date of this document. BD and Bard undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as required by applicable laws or regulations.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY
(Registrant)

By:	/s/ Gary DeFazio
Name:	Gary DeFazio
Title:	Senior Vice President, Corporate Secretary and Associate General Counsel

Date: May 18, 2017